                                                                    EXHIBIT 99.1



                               [CENTEX LETTERHEAD]


NEWSRELEASE

--------------------------------------------------------------------------------

                                                           FOR IMMEDIATE RELEASE


            CENTEX CORPORATION REPORTS RECORD SECOND QUARTER RESULTS
                  NET EARNINGS IMPROVE 24%; HOME SALES RISE 38%

         (DALLAS, TX October 22, 2002): Centex Corporation (NYSE: CTX) today reported record financial results for the quarter and the six-month period ended September 30, 2002 - the second quarter and first six months of fiscal 2003.

         Net earnings for Centex's second quarter this year were $115,609,000, a 24% increase over $93,389,000 for the same quarter a year ago. Diluted earnings per share for the current quarter were $1.83, 22% higher than $1.50 per diluted share for the same quarter in fiscal 2002. Current quarter revenues of $2,083,769,000 were 11% above $1,883,633,000 for the same quarter last year.

         CENTEX'S SENIOR MANAGEMENT WILL CONDUCT A CONFERENCE CALL TO DISCUSS THE SECOND QUARTER FINANCIAL RESULTS AND OTHER MATTERS, INCLUDING MANAGEMENT'S VIEWS ON THE REMAINDER OF THE FISCAL YEAR, AT 11 A.M. EDT (10 A.M. CDT ) TODAY. THE CONFERENCE CALL WILL BE WEBCAST SIMULTANEOUSLY ON THE CENTEX WEB SITE, http://www.centex.com. REPLAYS OF THE CALL WILL BE AVAILABLE ON THAT SITE UNTIL MIDNIGHT CST ON TUESDAY, NOVEMBER 19, 2002.

         Centex's net earnings for the first six months of fiscal 2003 were $203,364,000, a 21% gain over $168,605,000 for the same period in the prior fiscal year. Diluted earnings per share of $3.21 for this year's six-month period were 18% higher than $2.72 per diluted share for the same period a year ago. Revenues for the first six months of fiscal 2003 totaled $3,927,624,000, 9% higher than $3,592,778,000 for the same period in fiscal 2002.

         Net earnings for both the quarter and the six months improved by a slightly higher percentage than diluted earnings per share due to a higher number of average shares outstanding in the fiscal 2003 periods.

         Through its subsidiaries, Dallas-based Centex ranks among the nation's largest home builders, non-bank-affiliated retail mortgage originators and commercial contractors. The Company also has operations in investment real estate and owns 65.2% of Centex Construction Products, Inc., a publicly held construction products company.

                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 2 OF 8

                                  HOME BUILDING

         Centex Homes' operating earnings for the second quarter this year were $137.0 million, 11% higher than $123.0 million for the same quarter a year ago. Centex Homes' operating margin was 10.7% for this year's quarter versus 10.5% for the second quarter last year due to continued improved operating efficiencies. Revenues from Centex Homes were $1.28 billion for the quarter this year, a 9% gain over revenues of $1.17 billion for the same quarter a year ago.

CENTEX HOMES                                                         Quarter Ended Sept. 30,
                                                   ------------------------------------------------------------
                                                         2002                  2001                Change
                                                   -----------------     -----------------     ----------------
Closings                                                      5,788                 5,418                   7%
Sales (Orders)                                                7,257                 5,244                  38%
Backlog                                                      12,619                 9,978                  26%
Unit Sales Price                                          $ 218,167             $ 214,004                 1.9%
Operating Earnings/Unit                                    $ 23,678              $ 22,698                 4.3%
Operating Margin                                               10.7%                 10.5%

         Operating earnings from Centex Homes were $245.7 million for the six-month period this year, 11% higher than $221.1 million for the year-ago period. For the current six months, revenues from Centex Homes were $2.39 billion, 8% higher than revenues of $2.21 billion for the same period in fiscal 2002.

CENTEX HOMES                                                       Six Months Ended Sept. 30,
                                                   ------------------------------------------------------------
                                                         2002                  2001                Change
                                                   -----------------     -----------------     ----------------
Closings                                                     10,783                10,268                   5%
Sales (Orders)                                               14,028                10,902                  29%
Backlog                                                      12,619                 9,978                  26%
Unit Sales Price                                          $ 216,156             $ 212,469                 1.7%
Operating Earnings/Unit                                    $ 22,783              $ 21,533                 5.8%
Operating Margin                                               10.3%                 10.0%



                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 3 OF 8


                               FINANCIAL SERVICES

         Operating earnings from Financial Services for the second quarter this year were $36.6 million, 25% higher than $29.3 million for the same quarter in fiscal 2002. Second quarter revenues from Financial Services were $204.8 million this year, 23% higher than $166.0 million for the same quarter a year ago.

         Financial Services operating earnings for the six-month period this year were $60.9 million, 12% above earnings of $54.4 million for the year-ago period. For the current six months, Financial Services revenues were $385.4 million, 17% above last year's revenues for the same period.

CTX MORTGAGE COMPANY

         Operating earnings from CTX Mortgage Company (CTX) and related companies totaled $25.2 million for the quarter this year compared to $23.9 million for the second quarter last year. Refinancings accounted for 42% of total originations for the quarter this year compared to 28% for the second quarter a year ago. CTX Mortgage's "capture" rate of Centex Homes' non-cash buyers improved to 73% for the second quarter this year versus 71% for the same quarter in fiscal 2002.

CTX MORTGAGE COMPANY

                                                                   Quarter Ended Sept. 30,
                                                         --------------------------------------------
                                                            2002            2001           Change
                                                         -----------     -----------    -------------
 Originations
 Builder                                                      3,959           3,633           9%
 Retail                                                      16,076          14,974           7%
                                                         -----------     -----------
 Total                                                       20,035          18,607           8%
                                                         ===========     ===========

 Applications
 Builder                                                      4,853           4,057          20%
 Retail                                                      19,097          15,148          26%
                                                         -----------     -----------
 Total                                                       23,950          19,205          25%
                                                         ===========     ===========

 Loan Volume (in billions)                               $     3.34      $     2.86          17%
                                                         ===========     ===========
 Average Loan Size                                       $  166,800      $  153,900           8%
                                                         ===========     ===========
 Profit per Loan                                         $    1,258      $    1,284          (2%)
                                                         ===========     ===========



                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 4 OF 8


         Operating earnings from CTX and related companies were $40.1 million for the six-month period this year compared to earnings of $49.2 million for the same period a year ago.

CTX MORTGAGE COMPANY

                                                                 Six Months Ended Sept. 30,
                                                         --------------------------------------------
                                                            2002            2001           Change
                                                         -----------     -----------    -------------
 Originations
 Builder                                                      7,337           6,815        8%
 Retail                                                      28,482          33,084        (14%)
                                                         -----------     -----------
 Total                                                       35,819          39,899        (10%)
                                                         ===========     ===========

 Applications
 Builder                                                      9,376           8,557        10%
 Retail                                                      30,493          32,664         (7%)
                                                         -----------     -----------
 Total                                                       39,869          41,221         (3%)
                                                         ===========     ===========

 Loan Volume (in billions)                               $     5.82      $     6.08         (4%)
                                                         ===========     ===========
 Average Loan Size                                       $  162,600      $  152,300          7%
                                                         ===========     ===========
 Profit per Loan                                         $    1,119      $    1,233         (9%)
                                                         ===========     ===========


CENTEX HOME EQUITY COMPANY

         Centex Home Equity Company (CHEC) reported operating earnings of $11.7 million for the second quarter this year, 98% higher than earnings of $5.9 million for the same quarter in fiscal 2002.

CENTEX HOME EQUITY                                                                 Quarter Ended Sept. 30,
                                                                         --------------------------------------------
                                                                            2002            2001           Change
                                                                         -----------     -----------    -------------
 Originations                                                                 7,373           7,257             2%
                                                                         ===========     ===========
 Applications                                                                57,737          41,294            40%
                                                                         ===========     ===========
 Loan Volume (in billions)                                               $     0.60      $     0.55             8%
                                                                         ===========     ===========

 Average Loan Size                                                       $   81,500      $   76,400             7%
                                                                         ===========     ===========


         For the six-month period this year, CHEC reported operating earnings of $22.4 million, 254% higher than $6.3 million for the same period in the prior year.

         The portion of CHEC's loan servicing portfolio on which it earns an interest margin under the "Portfolio Accounting Method" has reached $3.88 billion and continues to grow.



                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 5 OF 8


CENTEX HOME EQUITY                                                               Six Months Ended Sept. 30,
                                                                         --------------------------------------------
                                                                            2002            2001           Change
                                                                         -----------     -----------    -------------
 Originations                                                                13,732          14,065           (2%)
                                                                         ===========     ===========
 Applications                                                               107,781          82,368            31%
                                                                         ===========     ===========
 Loan Volume (in billions)                                               $     1.10      $     1.06             4%
                                                                         ===========     ===========

 Average Loan Size                                                       $   80,000      $   75,200             6%
                                                                         ===========     ===========

 Servicing Portfolio as of Sept. 30:
 Number of Loans                                                             67,400          56,660            19%
                                                                         ===========     ===========
  Total portfolio (in billions) including $3.88 in 2002 and
  $2.60 in 2001 of "Portfolio Accounting Method" Loans                   $     4.79      $     3.88            24%
                                                                         ===========     ===========


                              CONSTRUCTION PRODUCTS

         Operating earnings for Centex Construction Products, Inc. (CXP), before minority interest, were $26.7 million for the quarter this year, 19% higher than $22.5 million for the same quarter last year. CXP's revenues were $136.0 million for this year's quarter, 5% higher than $129.5 million in fiscal 2002.

         CXP's operating earnings for the six months this year were $54.5 million, 54% higher than $35.5 million for the same period last year. Revenues from CXP were $264.8 million for the six-month period this year, 7% higher than $247.0 million for the same period a year ago.

                              CONSTRUCTION SERVICES

         Operating earnings from Construction Services were $9.2 million for the second quarter this year, 26% higher than $7.3 million for the same quarter in fiscal 2002. Revenues for this year's quarter were $391.7 million, 16% higher than $336.8 million last year. The operating margin was 2.35% this year versus 2.17% for last year's second quarter. Construction Services received $157 million of new contracts for the quarter this year, 59% less than $387 million in the year-ago quarter.



                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 6 OF 8


         For the six-month period this year, Construction Services reported operating earnings of $17.3 million, 17% higher than $14.8 million for the same period in fiscal 2002. Revenues from this segment were $752.5 million for the period this year, 16% higher than $650.4 million for the same period a year ago.

         The backlog of uncompleted construction contracts at September 30, 2002 was $1.86 billion, 14% less than the contract backlog reported at September 30, 2001.

                             INVESTMENT REAL ESTATE

         For the quarter ended September 30, 2002, Centex's Investment Real Estate operations, which include all investment property transactions and the results from the U.K. operations, had operating earnings of $5.9 million, 63% less than $16.1 million for the same quarter last year. For the six month-period this year, Investment Real Estate reported operating earnings of $9.3 million, 70% less than $31.4 million for the same period a year ago. Current year results from Investment Real Estate were affected primarily by significantly fewer land sales this year.

         London, England-based Fairclough Homes, Centex's U.K.-based home building operation that is owned by Centex Development Company, L. P., closed 383 homes during the second quarter of fiscal 2003 versus 315 units for the same quarter last year. Fairclough reported operating earnings of $4.2 million this year, 30% higher than operating earnings of $3.2 million for the same quarter a year ago. For the six-month period this year, Fairclough had operating earnings of $3.8 million, 32% less than $5.6 million for the same period a year ago.


                                      OTHER

         Centex's Manufactured Homes operation reported operating earnings of $758,000 for the second quarter of fiscal 2003 versus $65,000 for the same quarter last year. Manufactured Homes revenues were $36.1 million for this year's second quarter, 15% higher than $31.5 million a year ago. Manufactured Homes sold 1,019 units for the current quarter versus 1,025 units for the same quarter a year ago. The manufactured housing industry continues to be impacted by industry-wide excess capacity and a decline in available financing.


                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 7 OF 8


         For the six-month period this year, Manufactured Homes reported operating earnings of $931,000 versus an operating loss of $1.5 million for the same period a year ago. Revenues from Manufactured Homes were $69.0 million for the six-month period this year, 17% higher than $59.0 million for the same period in fiscal 2002. Manufactured Homes sold 2,004 units during the six-month period this year versus 1,899 units for the year-ago period.

         Home Services reported an operating loss of $1.0 million for the second quarter this year versus operating earnings of $2.6 million for the same quarter in fiscal 2002. Revenues were $26.3 million for this year's second quarter versus $25.9 million for the same quarter last year.

         For the six-month period this year, Home Services had an operating loss of $2.6 million compared to operating earnings of $4.5 million for the same period a year ago. Revenues from Home Services were $55.5 million for the current six months compared to revenues of $50.6 million for the same period last year.

                               OTHER DEVELOPMENTS

         During the second quarter, Centex announced that the Company would begin expensing the cost of future stock option grants starting with fiscal year 2004, which begins April 1, 2003. If Centex were to continue to award option grants at levels consistent with prior years, the impact for fiscal 2004 would reduce projected diluted earnings per share by approximately 2% under current accounting policies.

         Also during the quarter, Centex Homes announced that it intends to acquire substantially all of the St. Louis and Indianapolis home building operations of The Jones Company, headquartered in St. Louis. The acquisition, to be completed in January 2003, is expected to add approximately 800 units annually to Centex Homes' closings.

         Centex also announced that its Dallas-based commercial construction subsidiary, part of the minority-enhanced joint venture of Dallas Fort Worth Integrated Partners (DFWIA), has been named the prime contractor for the Dallas Fort Worth International Airport, effective November 1, 2002. The airport project, with a value that could approach $1.5 billion over the next four years, is expected to involve the construction of a new $800 million terminal, new parking garages and security modifications, as well as environmental improvements.


                                     -more-

      CENTEX REPORTS RECORD SECOND QUARTER, SIX MONTH RESULTS, PAGE 8 OF 8


         In addition, during the second quarter Centex HomeTeam Services sold substantially all of its chemical lawn care operation. Centex is exiting the lawn care business because it believed that the strategic advantage the Company possesses in providing pest management systems to the new home market could not be duplicated in the lawn care business.

                                     OUTLOOK

         Centex noted the significant improvement in its home sales throughout the quarter and said that its home closings, margins and earnings should continue increasing during the balance of fiscal 2003 to record levels. Financial Services, Construction Services and Construction Products should report better results than last year, and Centex expects fiscal 2003 to be its seventh consecutive fiscal year of record earnings.

                                      # # #

FORWARD-LOOKING STATEMENTS. THE "OUTLOOK" SECTION OF THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE CONTEXT OF THE STATEMENT AND GENERALLY ARISE WHEN THE COMPANY IS DISCUSSING ITS BELIEFS, ESTIMATES OR EXPECTATIONS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM WHAT IS EXPRESSED OR FORECAST IN SUCH FORWARD-LOOKING STATEMENTS. THE PRINCIPAL RISKS AND UNCERTAINTIES THAT MAY AFFECT THE COMPANY'S ACTUAL PERFORMANCE AND RESULTS OF OPERATIONS INCLUDE THE FOLLOWING: GENERAL ECONOMIC CONDITIONS AND INTEREST RATES; THE CYCLICAL AND SEASONAL NATURE OF THE COMPANY'S BUSINESSES; ADVERSE WEATHER; CHANGES IN PROPERTY TAXES AND ENERGY COSTS; CHANGES IN FEDERAL INCOME TAX LAWS AND FEDERAL MORTGAGE FINANCING PROGRAMS; GOVERNMENTAL REGULATIONS; CHANGES IN GOVERNMENTAL AND PUBLIC POLICY; CHANGES IN ECONOMIC CONDITIONS SPECIFIC TO ANY ONE OR MORE OF THE COMPANY'S MARKETS AND BUSINESSES; COMPETITION; AVAILABILITY OF RAW MATERIALS; AND UNEXPECTED OPERATIONS DIFFICULTIES. THESE AND OTHER FACTORS ARE DESCRIBED IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2002, AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2002, WHICH ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Note Attachments:

1)       Summary of Consolidated Earnings

2)       Revenues and Earnings by Lines of Business (Quarter)

3)       Revenues and Earnings by Lines of Business (Six Months)

4)       Condensed Consolidated Balance Sheets

5)       Condensed Consolidated Cash Flows

6)       Housing Activity by Geographic Area

7)       Supplemental Home Building Data

8)       Supplemental Construction Products Data
         Supplemental Construction Services Data

9)       Home Building Quarterly Margin Schedules (FY2001-2003)

For additional information, contact at 214/981-5000:
Laurence E. Hirsch
Chairman and Chief Executive Officer

Leldon E. Echols
Executive Vice President and Chief Financial Officer

Sheila E. Gallagher
Vice President - Corporate Communications




                                     -more-

Attachment 1




                       Centex Corporation and Subsidiaries
                        Summary of Consolidated Earnings
              (dollar amounts in thousands, except per share data)


                                                                          Quarter Ended
                                                                          September 30,
                                                                           (unaudited)
                                                       ---------------------------------------------------
                                                            2002              2001             Change
                                                       ---------------    --------------    --------------
Revenues                                               $    2,083,769     $   1,883,633               11%

Earnings Before Income Taxes                           $      165,297     $     152,314                9%

Net Earnings                                           $      115,609     $      93,389               24%

Earnings Per Share:
    Basic                                              $         1.90     $        1.54               23%
    Diluted                                            $         1.83     $        1.50               22%

Average Shares Outstanding:
    Basic                                                  60,875,672        60,568,258                1%
    Diluted                                                63,036,290        62,289,902                1%

                                                                          Six Months Ended
                                                                          September 30,
                                                                           (unaudited)
                                                       ---------------------------------------------------
                                                            2002              2001             Change
                                                       ---------------    --------------    --------------
Revenues                                               $    3,927,624     $   3,592,778                9%

Earnings Before Income Taxes                           $      290,769     $     270,300                8%

Net Earnings                                           $      203,364     $     168,605               21%

Earnings Per Share:
    Basic                                              $         3.33     $        2.79               19%
    Diluted                                            $         3.21     $        2.72               18%

Average Shares Outstanding:
    Basic                                                  61,021,424        60,372,690                1%
    Diluted                                                63,369,784        62,100,699                2%

Attachment 2

                       Centex Corporation and Subsidiaries
                   Revenues and Earnings by Lines of Business
                             (dollars in thousands)

                                                                          Quarter Ended
                                                                          September 30,
                                                                           (unaudited)
                                                       ----------------------------------------------------
                                                            2002                2001             Change
                                                       ---------------     ---------------    -------------
REVENUES
        Home Building                                  $    1,281,515      $    1,170,721               9%
                                                                   61%                 62%
        Financial Services                                    204,819             165,973              23%
                                                                   10%                  9%
        Construction Products                                 135,993             129,545               5%
                                                                    7%                  7%
        Construction Services                                 391,740             336,796              16%
                                                                   19%                 18%
        Investment Real Estate                                  7,356              23,225             (68%)
                                                                    -%                  1%
        Other (A)                                              62,346              57,373               9%
                                                                    3%                  3%
                                                       ---------------     ---------------
    Total                                              $    2,083,769      $    1,883,633              11%
                                                                  100%                100%
                                                       ===============     ===============

OPERATING EARNINGS
        Home Building                                  $      137,046      $      122,978              11%
                                                                   64%                 61%
        Financial Services                                     36,575              29,261              25%
                                                                   17%                 15%
        Construction Products                                  26,743              22,531              19%
                                                                   12%                 11%
        Construction Services                                   9,201               7,321              26%
                                                                    4%                  4%
        Investment Real Estate                                  5,936              16,134             (63%)
                                                                    3%                  8%
        Other (A)                                                (247)              2,648            (109%)
                                                                    -%                  1%
                                                       ---------------     ---------------
    Total Operating Earnings                                  215,254             200,873               7%
                                                                  100%                100%

        Corporate General Expenses                            (14,447)            (12,980)
        Interest Expense                                      (27,009)            (29,342)
        Minority Interest in Construction Products             (8,501)             (6,237)
                                                       ---------------     ---------------

EARNINGS BEFORE INCOME TAXES                           $      165,297      $      152,314               9%
                                                       ===============     ===============


A) Includes Manufactured Homes and Home Services & Other for all periods presented.

Attachment 3

                       Centex Corporation and Subsidiaries
                   Revenues and Earnings by Lines of Business
                             (dollars in thousands)

                                                                        Six Months Ended
                                                                          September 30,
                                                                           (unaudited)
                                                       ----------------------------------------------------
                                                            2002                2001             Change
                                                       ---------------     ---------------    -------------
REVENUES
        Home Building                                  $    2,387,233      $    2,209,882               8%
                                                                   61%                 62%
        Financial Services                                    385,359             328,566              17%
                                                                   10%                  9%
        Construction Products                                 264,768             246,968               7%
                                                                    7%                  7%
        Construction Services                                 752,461             650,429              16%
                                                                   19%                 18%
        Investment Real Estate                                 13,301              47,323             (72%)
                                                                    -%                  1%
        Other (A)                                             124,502             109,610              14%
                                                                    3%                  3%
                                                       ---------------     ---------------
    Total                                              $    3,927,624      $    3,592,778               9%
                                                                  100%                100%
                                                       ===============     ===============

OPERATING EARNINGS
        Home Building                                  $      245,670      $      221,098              11%
                                                                   64%                 61%
        Financial Services                                     60,881              54,431              12%
                                                                   16%                 15%
        Construction Products                                  54,475              35,473              54%
                                                                   14%                 10%
        Construction Services                                  17,281              14,779              17%
                                                                    4%                  4%
        Investment Real Estate                                  9,333              31,389             (70%)
                                                                    2%                  9%
        Other (A)                                              (1,672)              3,010            (156%)
                                                                    -%                  1%
                                                       ---------------     ---------------
    Total Operating Earnings                                  385,968             360,180               7%
                                                                  100%                100%

        Corporate General Expenses                            (27,081)            (24,226)
        Interest Expense                                      (50,735)            (56,584)
        Minority Interest in Construction Products            (17,383)             (9,070)
                                                       ---------------     ---------------

EARNINGS BEFORE INCOME TAXES                           $      290,769      $      270,300               8%
                                                       ===============     ===============



(A) Includes Manufactured Homes and Home Services & Other for all periods presented.

                       CENTEX CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
                              (Dollars in millions)

                                                       -----------------------------------    ----------------------------------
                                                       Centex Corporation and Subsidiaries           Centex Corporation**
                                                       -----------------------------------    ----------------------------------
                                                       September 30,         March 31,        September 30,         March 31,
                                                           2002*                2002              2002*               2002
                                                       -----------------------------------    ----------------------------------
ASSETS
     Cash -
         Unrestricted                                            $ 63               $ 220               $ 40              $ 193
         Restricted                                               127                 106                  6                  5
     Receivables -
         Residential Mortgage Loans Held for Investment         3,797               3,254                  -                  -
         Residential Mortgage Loans Held for Sale                 202                 242                  -                  -
         Other Receivables                                        665                 567                479                419
     Inventories -
         Homebuilding                                           3,182               2,599              3,182              2,599
         Construction Products and Other                          122                 105                 76                 76
     Investments (primarily in CDC)                               417                 364                872                862
     Property and Equipment, net                                  724                 720                682                672
     Goodwill                                                     334                 350                316                333
     Deferred Charges and Other Assets                            419                 458                126                176
                                                       ---------------     ---------------    ---------------     --------------
                                                             $ 10,052             $ 8,985            $ 5,779            $ 5,335
                                                       ===============     ===============    ===============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accounts Payable and Accrued Liabilities                 $ 1,462             $ 1,438            $ 1,237            $ 1,275
     Debt
         Non-Financial Services                                 2,077               1,792              2,077              1,792
         Financial Services                                     4,046               3,485                  -                  -
     Minority Stockholders' Interest                              162                 153                160                151
     Stockholders' Equity                                       2,305               2,117              2,305              2,117
                                                       ---------------     ---------------    ---------------     --------------
                                                             $ 10,052             $ 8,985            $ 5,779            $ 5,335
                                                       ===============     ===============    ===============     ==============


                                                       ----------------------------------
                                                               Financial Services
                                                       ----------------------------------
                                                       September 30,        March 31,
                                                           2002*               2002
                                                       ----------------------------------
ASSETS
     Cash -
         Unrestricted                                            $ 23               $ 27
         Restricted                                               121                101
     Receivables -
         Residential Mortgage Loans Held for Investment         3,797              3,254
         Residential Mortgage Loans Held for Sale                 202                242
         Other Receivables                                        186                148
     Inventories -
         Homebuilding                                               -                  -
         Construction Products and Other                           46                 29
     Investments (primarily in CDC)                                 -                  -
     Property and Equipment, net                                   42                 48
     Goodwill                                                      18                 17
     Deferred Charges and Other Assets                            293                282
                                                       ---------------    ---------------
                                                              $ 4,728            $ 4,148
                                                       ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accounts Payable and Accrued Liabilities                   $ 338              $ 351
     Debt
         Non-Financial Services                                     -                  -
         Financial Services                                     4,046              3,485
     Minority Stockholders' Interest                                2                  2
     Stockholders' Equity                                         342                310
                                                       ---------------    ---------------
                                                              $ 4,728            $ 4,148
                                                       ===============    ===============



* September 30, 2002 balances are unaudited.

** In the supplemental data presented above, "Centex Corporation" represents the consolidation of all subsidiaries other than those included in Financial Services. Transactions between Centex Corporation and Financial Services have been eliminated from the Centex Corporation and Subsidiaries balance sheets.

                       CENTEX CORPORATION AND SUBSIDIARIES
                        Condensed Consolidated Cash Flows
                              (Dollars in millions)

                                                       -----------------------------------    -----------------------------------
                                                       Centex Corporation and Subsidiaries           Centex Corporation**
                                                       -----------------------------------    -----------------------------------
                                                       For the Six Months Ended September 30, For the Six Months Ended September 30,
                                                       -----------------------------------    -----------------------------------
                                                           2002*               2001*              2002*               2001*
                                                       -----------------------------------    -----------------------------------
CASH FLOWS - OPERATING ACTIVITIES
     Net Earnings                                               $ 203               $ 169              $ 136               $ 135
     Adjustments -
          Depreciation and Amortization                            48                  44                 40                  37
          Other Noncash Adjustments                                50                  14                 45                  18
     Decrease (Increase) in Loans Held for Sale                    40                 (57)                 -                   -
     Increase in Inventories                                     (594)               (355)              (576)               (351)
     Other Operating Activities                                   (92)                (36)               (15)                 18
                                                       ---------------     ---------------    ---------------    ----------------
                                                                 (345)               (221)              (370)               (143)
                                                       ---------------     ---------------    ---------------    ----------------
CASH FLOWS - INVESTING ACTIVITIES
     Increase in Loans Held for Investment                       (558)               (806)                 -                  (6)
     Other Investing Activities                                   (81)               (114)               (74)               (111)
                                                       ---------------     ---------------    ---------------    ----------------
                                                                 (639)               (920)               (74)               (117)
                                                       ---------------     ---------------    ---------------    ----------------
CASH FLOWS - FINANCING ACTIVITIES
     Increase in Short-Term Debt, net                             533                 976                138                 369
     Issuance (Repayment) of Long-Term Debt, net                  314                 159                148                (122)
     Other Financing Activities                                   (20)                 10                  5                  17
                                                       ---------------     ---------------    ---------------    ----------------
                                                                  827               1,145                291                 264
                                                       ---------------     ---------------    ---------------    ----------------

     Net Increase in Cash and Cash Equivalents                   (157)                  4               (153)                  4
     Cash and Cash Equivalents at Beginning of Period             220                  58                193                  46
                                                       ---------------     ---------------    ---------------    ----------------
     Cash and Cash Equivalents at End of Period                  $ 63                $ 62               $ 40                $ 50
                                                       ===============     ===============    ===============    ================


                                                       -----------------------------------
                                                                Financial Services
                                                       -----------------------------------
                                                       For the Six Months Ended September 30,
                                                       -----------------------------------
                                                           2002*               2001*
                                                       -----------------------------------
CASH FLOWS - OPERATING ACTIVITIES
     Net Earnings                                                $ 67                $ 34
     Adjustments -
          Depreciation and Amortization                             8                   7
          Other Noncash Adjustments                                 5                  (4)
     Decrease (Increase) in Loans Held for Sale                    40                 (57)
     Increase in Inventories                                      (18)                 (4)
     Other Operating Activities                                   (77)                (54)
                                                       ---------------    ----------------
                                                                   25                 (78)
                                                       ---------------    ----------------
CASH FLOWS - INVESTING ACTIVITIES
     Increase in Loans Held for Investment                       (558)               (800)
     Other Investing Activities                                    (7)                 (3)
                                                       ---------------    ----------------
                                                                 (565)               (803)
                                                       ---------------    ----------------
CASH FLOWS - FINANCING ACTIVITIES
     Increase in Short-Term Debt, net                             395                 607
     Issuance (Repayment) of Long-Term Debt, net                  166                 281
     Other Financing Activities                                   (25)                 (7)
                                                       ---------------    ----------------
                                                                  536                 881
                                                       ---------------    ----------------

     Net Increase in Cash and Cash Equivalents                     (4)                  -
     Cash and Cash Equivalents at Beginning of Period              27                  12
                                                       ---------------    ----------------
     Cash and Cash Equivalents at End of Period                  $ 23                $ 12
                                                       ===============    ================

* September 30, 2002 and 2001 balances are unaudited.

** In the supplemental data presented above, "Centex Corporation" represents the consolidation of all subsidiaries other than those included in Financial Services. Transactions between Centex Corporation and Financial Services have been eliminated from the Centex Corporation and Subsidiaries statements of cash flows.

Attachment 6

                       Centex Corporation and Subsidiaries
                       Housing Activity by Geographic Area

                                                                      Closings
                         ------------------------------------------------------------------------------------------
                                 Quarter Ended September 30,                 Six Months Ended September 30,
                         -----------------------------------------    ---------------------------------------------
                            2002           2001         Change            2002             2001          Change
                         ------------   ------------  ------------    -------------     ------------  -------------
Mid-Atlantic                     998            908           10%            1,943            1,789             9%

Southeast                      1,111          1,012           10%            2,025            1,987             2%

Midwest                        1,034            937           10%            1,906            1,644            16%

Southwest                      1,791          1,615           11%            3,290            2,985            10%

West Coast                       854            946          (10%)           1,619            1,863           (13%)
                         ------------   ------------                  -------------     ------------

                               5,788          5,418            7%           10,783           10,268             5%
                         ============   ============                  =============     ============


                                                                                  Sales (Orders) Backlog
                                                                      ---------------------------------------------
                                                                        9/30/02           9/30/01        Change
                                                                      -------------     ------------  -------------
Mid-Atlantic                                                                 2,045            1,407            45%

Southeast                                                                    2,904            2,291            27%

Midwest                                                                      2,603            2,122            23%

Southwest                                                                    3,108            2,770            12%

West Coast                                                                   1,959            1,388            41%
                                                                      -------------     ------------

                                                                            12,619            9,978            26%
                                                                      =============     ============


                                                             Sales (Orders)
                         ------------------------------------------------------------------------------------------
                                Quarter Ended September 30,                  Six Months Ended September 30,
                         -----------------------------------------    ---------------------------------------------
                            2002           2001         Change            2002             2001          Change
                         ------------   ------------  ------------    -------------     ------------  -------------
Mid-Atlantic                   1,243            823           51%            2,485            1,752            42%

Southeast                      1,307          1,137           15%            2,614            2,342            12%

Midwest                        1,350            806           67%            2,416            1,729            40%

Southwest                      2,051          1,604           28%            4,037            3,209            26%

West Coast                     1,306            874           49%            2,476            1,870            32%
                         ------------   ------------                  -------------     ------------

                               7,257          5,244           38%           14,028           10,902            29%
                         ============   ============                  =============     ============



Effective with the June 30, 2002 quarter's release, Centex has realigned its conventional home building operating units into the above newly designated geographic areas.

Attachment 7

                       Centex Corporation and Subsidiaries
                         Supplemental Home Building Data


       (dollars in millions, except per unit data)

                                                   Quarter Ended September 30,
                                        ---------------------------------------------------
                                                  2002                       2001
                                        ------------------------   ------------------------
     Housing Revenues                   $  1,281.5       100.0%    $  1,170.7       100.0%
     Cost of Sales                          (947.5)      (73.9%)       (868.8)      (74.2%)
     Selling, General & Administrative      (196.9)      (15.4%)       (178.9)      (15.3%)
                                        -----------   ----------   -----------   ----------

          OPERATING EARNINGS            $    137.1        10.7%    $    123.0        10.5%
                                        ===========   ==========   ===========   ==========

     Units Closed                            5,788                      5,418

     Unit Sales Price                     $218,167                   $214,004
          % Change                             1.9%                       5.0%

     Operating Earnings per Unit           $23,678                    $22,698
          % Change                             4.3%                      24.2%


       (dollars in millions, except per unit data)

                                                  Six Months Ended September 30,
                                        --------------------------------------------------
                                                  2002                      2001
                                        ------------------------   -----------------------
     Housing Revenues                   $  2,387.2       100.0%    $ 2,209.9       100.0%
     Cost of Sales                        (1,759.6)      (73.7%)    (1,641.1)      (74.3%)
     Selling, General & Administrative      (381.9)      (16.0%)      (347.7)      (15.7%)
                                        -----------   ----------   ----------  -----------

          OPERATING EARNINGS            $    245.7        10.3%    $   221.1        10.0%
                                        ===========   ==========   ==========  ===========

     Units Closed                           10,783                    10,268

     Unit Sales Price                     $216,156                  $212,469
          % Change                             1.7%                      6.1%

     Operating Earnings per Unit           $22,783                   $21,533
          % Change                             5.8%                     23.7%


Attachment 8


                       Centex Corporation and Subsidiaries


SUPPLEMENTAL CONSTRUCTION PRODUCTS DATA
     (volumes in thousands, except Gypsum Wallboard)

                                                   Quarter Ended September 30,                Six Months Ended September 30,
                                             --------------------------------------      ---------------------------------------
                                                2002          2001         Change           2002         2001         Change
                                             -----------   ------------   ---------      -----------  ------------  ------------
       Cement
                 Sales Volumes (Tons)               677            720         (6%)           1,322         1,393           (5%)

                 Average Net Sales Price     $    68.10    $     68.87         (1%)      $    67.99   $     68.88           (1%)

       Gypsum Wallboard
                 Sales Volumes (MMSF)               491            504         (3%)             945           975           (3%)

                 Average Net Sales Price     $    89.48    $     71.12         26%       $    90.94   $     64.67           41%

       Paperboard
                 Sales Volumes (Tons)                55             54          2%              111           104            7%

                 Average Net Sales Price     $   405.50    $    417.51         (3%)      $   392.40   $    395.27           (1%)

       Concrete
                 Sales Volumes (Cubic Yards)        196            187          5%              371           414          (10%)

                 Average Net Sales Price     $    53.25    $     56.63         (6%)      $    54.02   $     55.67           (3%)

       Aggregates
                 Sales Volumes (Tons)             1,254          1,274         (2%)           2,498         2,419            3%

                 Average Net Sales Price     $     4.17    $      4.46         (7%)      $     4.18   $      4.27           (2%)


SUPPLEMENTAL CONSTRUCTION SERVICES DATA
     (dollars in millions)

                                                  Quarter Ended September 30,                 Six Months Ended September 30,
                                             --------------------------------------      ---------------------------------------
                                                2002          2001         Change           2002         2001         Change
                                             -----------   ------------   ---------      -----------  ------------  ------------
       New Contracts                         $      157    $       387        (59%)      $      429   $       777          (45%)
                                             ===========   ============                  ===========  ============

       Backlog at September 30,              $    1,857    $     2,149        (14%)      $    1,857   $     2,149          (14%)
                                             ===========   ============                  ===========  ============

Attachment 9

                       Centex Corporation and Subsidiaries
                    Home Building Margins - Quarterly Summary

                                                                             For the Quarters Ending,
                                 -----------------------------------------------------------------------------------------
                                     June 30, 2000        September 30, 2000     December 31, 2000      March 31, 2001
                                 ---------------------   --------------------  --------------------- ---------------------
Housing Revenues                   $887.0      100.0%    $1,027.0     100.0%   $1,038.8      100.0%   $1,403.4     100.0%
Cost of Sales                      (679.5)     (76.6%)     (789.3)    (76.9%)    (782.4)     (75.3%)  (1,053.7)    (75.1%)
                                 ---------   ---------   ---------  ---------  ---------  ---------- ----------  ---------
          GROSS MARGIN              207.5       23.4%       237.7      23.1%      256.4       24.7%      349.7      24.9%
Selling, General & Administrative  (135.0)     (15.2%)     (148.1)    (14.4%)    (155.8)     (15.0%)    (187.0)    (13.3%)
                                 ---------   ---------   ---------  ---------  ---------  ---------- ----------  ---------
          OPERATING EARNINGS        $72.5        8.2%       $89.6       8.7%     $100.6        9.7%     $162.7      11.6%
                                 =========   =========   =========  =========  =========  ========== ==========  =========

Units Closed                        4,408                   4,901                 4,893                  6,457

Unit Sales Price                 $196,314                $203,900              $208,328               $212,165
       % Change - Prior Year          4.1%                    8.6%                 10.0%                   7.2%

OPERATING EARNINGS/UNIT           $16,459                 $18,274               $20,568                $25,198
       % Change - Prior Year          9.5%                   15.2%                 26.1%                  26.5%

GROSS MARGIN PER UNIT             $47,074                 $48,500               $52,401                $54,158
       % Change - Prior Year          6.9%                   11.4%                 19.8%                  20.5%

SG&A Per Unit                     $30,626                 $30,218               $31,841                $28,961
       % Change - Prior Year          5.5%                    9.2%                 16.1%                 15.7%


                                  Fiscal Year Total
                                    March 31, 2001
                                 -------------------
Housing Revenues                 $4,356.2    100.0%
Cost of Sales                    (3,304.9)   (75.9%)
                                 --------- ---------
          GROSS MARGIN            1,051.3     24.1%
Selling, General & Administrative  (625.9)   (14.3%)
                                 --------- ---------
          OPERATING EARNINGS       $425.4      9.8%
                                 ========= =========

Units Closed                       20,659

Unit Sales Price                 $205,913
       % Change - Prior Year          7.5%

OPERATING EARNINGS/UNIT           $20,594
       % Change - Prior Year         20.4%

GROSS MARGIN PER UNIT             $50,888
       % Change - Prior Year         15.3%

SG&A Per Unit                     $30,297
       % Change - Prior Year         12.0%


                                                                                            For the Quarters Ending,
                                 -----------------------------------------------------------------------------------------
                                     June 30, 2001        September 30, 2001     December 31, 2001       March 31, 2002
                                 ---------------------   --------------------  --------------------- ---------------------
Housing Revenues                 $1,039.2      100.0%    $1,170.7     100.0%   $1,210.7      100.0%   $1,564.2     100.0%
Cost of Sales                      (772.4)     (74.4%)     (868.8)    (74.2%)    (898.1)     (74.2%)  (1,174.2)    (75.1%)
                                 ---------   ---------   ---------  ---------  ---------  ---------- ----------  ---------
          GROSS MARGIN              266.8       25.6%       301.9      25.8%      312.6       25.8%      390.0      24.9%
Selling, General & Administrative  (168.7)     (16.2%)     (178.9)    (15.3%)    (178.1)     (14.7%)    (218.1)    (13.9%)
                                 ---------   ---------   ---------  ---------  ---------  ---------- ----------  ---------
          OPERATING EARNINGS        $98.1        9.4%      $123.0      10.5%     $134.5       11.1%     $171.9      11.0%
                                 =========   =========   =========  =========  =========  ========== ==========  =========

Units Closed                        4,850                   5,418                 5,567                  7,125

Unit Sales Price                 $210,754                $214,004              $212,400               $216,611
       % Change - Prior Year          7.4%                    5.0%                  2.0%                   2.1%

OPERATING EARNINGS/UNIT           $20,231                 $22,698               $24,162                $24,120
       % Change - Prior Year         22.9%                   24.2%                 17.5%                 (4.3%)

GROSS MARGIN PER UNIT             $55,010                 $55,722               $56,152                $54,737
       % Change - Prior Year         16.9%                   14.9%                  7.2%                   1.1%

SG&A Per Unit                     $34,784                 $33,020               $31,992                $30,611
       % Change - Prior Year         13.6%                    9.3%                  0.5%                   5.7%



                                  Fiscal Year Total
                                    March 31, 2002
                                 -------------------
Housing Revenues                 $4,984.8    100.0%
Cost of Sales                    (3,713.5)   (74.5%)
                                 --------- ---------
          GROSS MARGIN            1,271.3     25.5%
Selling, General & Administrative  (743.8)   (14.9%)
                                 --------- ---------
          OPERATING EARNINGS       $527.5     10.6%
                                 ========= =========

Units Closed                       22,960

Unit Sales Price                 $213,738
       % Change - Prior Year          3.8%

OPERATING EARNINGS/UNIT           $22,973
       % Change - Prior Year         11.6%

GROSS MARGIN PER UNIT             $55,370
       % Change - Prior Year          8.8%

SG&A Per Unit                     $32,395
       % Change - Prior Year          6.9%


                                                                              For the Quarters Ending,
                                 -----------------------------------------------------------------------------------------
                                     June 30, 2002        September 30, 2002     December 31, 2002      March 31, 2003
                                 ---------------------   --------------------  --------------------- ---------------------
Housing Revenues                 $1,105.7      100.0%    $1,281.5     100.0%
Cost of Sales                      (812.1)     (73.5%)     (947.5)    (73.9%)
                                 ---------   ---------   ---------  ---------  ---------  ---------- ----------  ---------
          GROSS MARGIN              293.6       26.5%       334.0      26.1%
Selling, General & Administrative  (185.0)     (16.7%)     (196.9)    (15.4%)
                                 ---------   ---------   ---------  ---------  ---------  ---------- ----------  ---------
          OPERATING EARNINGS       $108.6        9.8%      $137.1      10.7%
                                 =========   =========   =========  =========  =========  ========== ==========  =========

Units Closed                        4,995                   5,788

Unit Sales Price                 $213,825                $218,167
       % Change - Prior Year          1.5%                    1.9%

OPERATING EARNINGS/UNIT           $21,747                 $23,678
       % Change - Prior Year          7.5%                    4.3%

GROSS MARGIN PER UNIT             $58,779                 $57,706
       % Change - Prior Year          6.9%                    3.6%

SG&A Per Unit                     $37,037                 $34,019
       % Change - Prior Year          6.5%                    3.0%



                                  Fiscal Year Total
                                    March 31, 2003
                                 -------------------
Housing Revenues
Cost of Sales
                                 --------- ---------
          GROSS MARGIN
Selling, General & Administrative
                                 --------- ---------
          OPERATING EARNINGS
                                 ========= =========

Units Closed

Unit Sales Price
       % Change - Prior Year

OPERATING EARNINGS/UNIT
       % Change - Prior Year

GROSS MARGIN PER UNIT
       % Change - Prior Year

SG&A Per Unit
       % Change - Prior Year